UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 25, 2011

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-34591	74-2235008
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

 (Address of Principal Executive Offices)

(86) 51083397559

 (Registrant’s Telephone number)

Copies to:
Asher S. Levitsky PC
Ellenoff Grossman & Schole LLP
150 East 42nd Street
New York, New York 10017
Phone: (646) 895-7152
Fax: (646) 895-7182
E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 25, 2011, the Company received board of director approval for a one-for-three reverse split of its common stock and a reduction in the number of authorized shares of common stock from 150,000,000 to 50,000,000 and preferred stock from 60,000,000 to 30,000,000.  These changes will be reflected in an amendment to the Company’s certificate of incorporation and are subject to stockholder approval.  The Company will call a special meeting of stockholders at which it will seek stockholder approval for an amendment to the Company’s certificate of incorporation that effects the reverse split and the reduces the authorized capital stock.

The board action follows the receipt on September 8, 2011 of a staff deficiency notice from The Nasdaq Stock Market informing the Company that its common stock failed to comply with the $1.00 minimum bid price required for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1).  Nasdaq’s letter stated that to regain compliance, the closing bid price for the Company’s common stock must be at least $1.00 for a minimum of 10 consecutive business days within the 180-day compliance period ending on March 6, 2012.  The board approved the reverse split as a means of meeting Nasdaq’s continued listing requirements and intends to effect the reverse split if it is necessary to meet Nasdaq’s price maintenance requirements.  However, no assurance can be given that the reverse split will enable the Company’s common stock to comply with Nasdaq’s price maintenance requirements.

On September 28, 2011, the Company issued a press release with respect to board approval of the reverse split.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued September 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleantech Solutions International, Inc.

Date: September 28, 2011	By:	/s/ Fernando Liu
Fernando Liu
Chief Financial Officer